UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): April 21, 2003



                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                      0-24097                 59-3396369
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


              450 South Orange Avenue                         32801
                 Orlando, Florida                          (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        Reference is made to the press release dated April 21, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

          Exhibit No. 99.1    Press Release dated April 21, 2003.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CNL HOSPITALITY PROPERTIES, INC.



Dated: April 28, 2003        By:    /s/ Thomas J. Hutchison, III
                                    ------------------------------------
                                    Thomas J. Hutchsion, III,
                                    co-Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit No. 99.1.    Press Release dated April 21, 2003.